John Hancock Trust Supplement dated May 5, 2009 to the Prospectus dated May 1, 2009

The advisory fee for the Balanced Trust set forth in the Schedule of Management Fees in Appendix A is amended and restated as follows:

Balanced Trust

Portfolio	First $250 million	Next $250 million	Next $500 million	Excess Over $1 billion
Balanced Trust	0.84%	0.81%	0.80%	0.78%